UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2015 (September 30, 2015)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on September 30, 2015 to provide the required financial information relating to our acquisition of a residential building located in Athens, GA, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	5

(b)	Pro Forma Financial Information (unaudited)	7
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of The Flats at Carrs Hill (the "Property") for the year ended December 31, 2014, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of The Flats at Carrs Hill for the year ended December 31, 2014, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, TX
November 6, 2015

The Flats at Carrs Hill

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Months Ended June 30, 2015 (unaudited)
and Year Ended December 31, 2014

	Six Months Ended June 30, 2015 (unaudited)	Year ended December 31, 2014
Gross income:
Base rental income	$1,254,582	$2,071,890
Other income	21,239	45,992
Total gross income	1,275,821	2,117,882
Direct operating expenses:
Property operating	379,470	770,346
Real estate tax	141,104	248,360
Insurance	22,458	41,426
Total direct operating expenses	543,032	1,060,132
Excess of gross income over direct operating expenses	$732,789	$1,057,750

See accompanying notes to historical summary of gross income and direct operating expenses.

The Flats at Carrs Hill
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Months ended June 30, 2015 (unaudited)
and Year ended December 31, 2014

NOTE 1 — BUSINESS

On September 30, 2015, RREEF Property Trust, Inc. (the "Company") acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia (the "Property"). The Company acquired the Property through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $27,000,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2015 was $57,500,000.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2015 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2015 is not necessarily indicative of the expected results for the entire year ended December 31, 2015.

A Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property is a student housing community constructed in 2013 and located in Athens Georgia, ¼ mile from the University of Georgia campus. There is one-to-one bedroom/bathroom parity in all unit types. Below are additional details of the units:

Unit Mix Summary	Number of Units	Number of Beds	Average Unit SF	Total Square Footage	Monthly in-place rents at December 31, 2014	Monthly in-place rents at June 30, 2015
1 Bed/1 Bath	8	8	600	4,800	$9,300	$9,300
1 Bed/1 Bath + Den	4	4	650	2,600	4,650	4,650
2 Bed/ 2 Bath	74	148	904	66,896	101,760	101,720
3 Bed/ 3 Bath	52	156	1,184	61,568	93,435	93,410
Total/Average	138	316	985	135,864	$209,145	$209,080

All leases are one-year leases and are classified as operating leases. As the Property is designed for student housing, all leases run from August 1 through the following July 31. The Property first became operational in late 2013 and as such, occupancy during the period January 1, 2014 through July 31, 2014 averaged 82.8%. The property was 100% occupied from August 1, 2014 through December 31, 2014. In-place rents at the time of the Company's

The Flats at Carrs Hill
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Months ended June 30, 2015 (unaudited)
and Year ended December 31, 2014

acquisition averaged $720 per bed or $1,650 per unit. There are 304 parking spaces with 189 surface spaces and 115 covered spaces.

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2014 through November 6, 2015, the date on which the Historical Summary was issued. No subsequent events occurred.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2015
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet of RREEF Property Trust, Inc. (the "Company") is presented as if the acquisition of The Flats at Carrs Hill ("the Property") had occurred on June 30, 2015.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2015, as contained in the Company's Quarterly Report on Form 10-Q. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on June 30, 2015, nor does it purport to represent its future financial position. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2015
(unaudited)

	Historical (as reported)	The Flats at Carrs Hill Acquisition		Other Adjustments		Pro Forma
ASSETS
Investment in real estate assets:
Land	$26,568,494	$3,143,752	(a)	$—		$29,712,246
Buildings and improvements, less accumulated depreciation of $2,258,705	49,935,617	21,751,333	(a)	—		71,686,950
Acquired intangible lease assets, less accumulated amortization of $1,398,329	12,876,054	2,104,915	(a)	—		14,980,969
Total investment in real estate assets, net	89,380,165	27,000,000		—		116,380,165
Investment in marketable securities	7,796,841	—		—		7,796,841
Total investment in real estate assets and marketable securities, net	97,177,006	27,000,000		—		124,177,006
Cash and cash equivalents	2,812,582	(464,942)	(b)	(523,976)	(f)	1,823,664
Receivables	1,071,368	2,399	(c)	—		1,073,767
Prepaids and other assets	329,950	75,832	(c)	—		405,782
Total assets	$101,390,906	$26,613,289		$(523,976)		$127,480,219
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit, net of unamortized deferred financing costs of $642,526	$36,057,474	$26,908,119	(d)	$(6,139,516)	(f)	$56,826,077
Accounts payable and accrued expenses	515,598	76,936	(c)	—		592,534
Due to affiliates	11,119,468	—		—		11,119,468
Acquired below market lease intangibles, less accumulated amortization of $428,817	8,099,721	—		—		8,099,721
Distributions payable	169,853	—		—		169,853
Other liabilities	842,586			—		842,586
Total liabilities	56,804,700	26,985,055		(6,139,516)		77,650,239
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued	—	—		—		—
Common stock, $0.01 par value; 500,000,000 Class A shares authorized, 2,445,230 issued and outstanding	24,452	—		4,193	(f)	28,645
Common stock, $0.01 par value; 500,000,000 Class B shares authorized, 2,505,369 issued and outstanding	25,054	—		827	(f)	25,881
Additional paid in capital	52,758,738	—		5,610,520	(f)	58,369,258
Accumulated deficit	(8,079,925)	(371,766)	(e)	—		(8,451,691)
Accumulated other comprehensive (loss) income	(142,113)	—		—		(142,113)
Total stockholders' equity	44,586,206	(371,766)		5,615,540		49,829,980
Total liabilities and stockholders' equity	$101,390,906	$26,613,289		$(523,976)		$127,480,219

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2015
(unaudited)

NOTE 1 — ACQUISITION

On September 30, 2015, RREEF Property Trust, Inc. (the "Company") acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia (the "Property"). The Company acquired the Property through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $27,000,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2015 was $57,500,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Reflects the preliminary purchase price allocation for the acquisition of The Flats at Carrs Hill.

(b)	Reflects utilization of existing cash to close the acquisition.

(c)	Reflects the proration adjustments for income and expenses from closing the acquisition.

(d)	Reflects the borrowing of $27,000,000 under the Company's line of credit net of the costs incurred to obtain financing under the Company's line of credit.

(e)	Reflects the acquisition costs incurred to close the acquisition as well as certain proration adjustments for income and expenses related to closing the acquisition.

(f)
Reflects additional equity activity assuming all shares outstanding on September 30, 2015 were outstanding on June 30, 2015, and utilization of the net additional capital and existing cash for debt repayment. The line of credit pro forma balance is reflected net of unamortized deferred financing costs of $673,923.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investment in The Flats at Carrs Hill (the "2015 Acquisition") on January 1, 2014. The 2015 Acquisition was acquired subsequent to December 31, 2014 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2015, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on January 1, 2014, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Six months ended June 30, 2015 (as reported)	2015 Acquisition Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$3,632,915	$1,275,821	(a)	$—		$4,908,736
Tenant reimbursement income	470,344	—		—		470,344
Investment income on marketable securities	106,791	—		—		106,791
Total revenues	4,210,050	1,275,821		—		5,485,871
Expenses
General and administrative expenses	1,108,910	—		—		1,108,910
Property operating expenses	854,837	543,032	(b)	—		1,397,869
Advisory expenses	253,829	—		91,699	(c)	345,528
Acquisition related expenses	—	—		—		—
Depreciation	969,055	513,481	(d)	—		1,482,536
Amortization	1,025,883	—	(d)	—		1,025,883
Total operating expenses	4,212,514	1,056,513		91,699		5,360,726
Operating (loss) income	(2,464)	219,308		(91,699)		125,145
Interest expense	(720,761)	(140,805)	(e)	175,504	(e)	(686,062)
Net realized gain upon sale of marketable securities	96,200	—		—		96,200
Net (loss) income	$(627,025)	$78,503		$83,805		$(464,717)
Weighted average number of common shares outstanding:
Basic and diluted	4,455,011					5,452,643	(f)
Net loss per common share:
Basic and diluted	$(0.14)					$(0.09)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015
(unaudited)

NOTE 1 — ACQUISITION

On September 30, 2015, RREEF Property Trust, Inc. (the "Company") acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia (the "Property"). The Company acquired the Property through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $27,000,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2015 was $57,500,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition.

(b)	Represents insurance, real estate taxes, and other property operating expenses incurred based on the historical operations of the 2015 acquisition.

(c)	Represents the fixed component of the advisory fees calculated at 1% of Net Asset Value assuming all shares sold through September 30, 2015 were outstanding on January 1, 2014.

(d)
Residential buildings and improvements are depreciated over a period of 5 to 27.5 years on a straight-line basis. Furniture and fixtures are depreciated over 7 years using the double declining balance method. Amounts allocated to acquired in-place leases are amortized over the terms of the leases. Since the lease terms were less than one year, the amounts allocated to acquired in-place leases were fully amortized as of December 31, 2014. The purchase price allocation is preliminary and subject to adjustment by the Company.

(e)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit as of January 1, 2014 and includes (1) the Company's total borrowings of $57,500,000 at a rate of 1.87%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2014, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement, and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit.

(f)	Weighted average shares outstanding was calculated assuming all shares sold through September 30, 2015 were outstanding on January 1, 2014.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in Commerce Corner, Anaheim Hills and Terra Nova (the "2014 Acquisitions"), and The Flats at Carrs Hill (the "2015 Acquisition") on January 1, 2014. All investments were acquired subsequent to January 1, 2014 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2014, as contained in the Company’s Annual Report on Form 10-K. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2014, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical - Year ended December 31, 2014 (as reported)	2015 Acquisition Adjustments		2014 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$4,591,711	$2,117,882	(a)	$2,661,023	(a)	$—		$9,370,616
Tenant reimbursement income	593,845	—		452,483	(b)	—		1,046,328
Investment income on marketable securities	133,208	—		—		—		133,208
Total revenues	5,318,764	2,117,882		3,113,506		—		10,550,152
Expenses
General and administrative expenses	2,232,336	—		—		—		2,232,336
Property operating expenses	1,007,235	1,060,132	(c)	735,211	(c)	—		2,802,578
Advisory expenses						691,055	(g)	691,055
Acquisition related expenses	333,554	—		(333,554)	(d)			—
Depreciation	1,097,034	1,026,962	(e)	700,290	(e)	—		2,824,286
Amortization	1,461,422	2,104,915	(e)	579,800	(e)	—		4,146,137
Total operating expenses	6,131,581	4,192,009		1,681,747		691,055		12,696,392
Operating (loss) income	(812,817)	(2,074,127)		1,431,759		(691,055)		(2,146,240)
Interest expense	(1,078,124)	(281,610)	(f)	(355,147)	(f)	342,757	(f)	(1,372,124)
Realized loss upon sale of marketable securities	91,837	—		—		—		91,837
Net (loss) income	$(1,799,104)	$(2,355,737)		$1,076,612		$(348,298)		$(3,426,527)
Weighted average number of common shares outstanding:
Basic and diluted	2,870,160							5,452,643	(h)
Net loss per common share:
Basic and diluted	$(0.63)							$(0.63)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

NOTE 1 — ACQUISITIONS

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike. The purchase price for Commerce Corner was $19,750,000, exclusive of closing costs. The Company funded the acquisition of Commerce Corner with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to Commerce Corner.

On July 2, 2014, the Company acquired Anaheim Hills for a purchase price of $18,500,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $14,700,000 under the Company's line of credit. Of this borrowed amount, $10,130,000 relates to Anaheim Hills while the balance was borrowed against available capacity from the other three properties. Anaheim Hills consists of a 73,892 square foot office building fully leased to three tenants.

On October 2, 2014, the Company acquired Terra Nova for a purchase price of $21,850,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $19,100,000 under the Company's line of credit. Of this borrowed amount, $12,000,000 relates to Terra Nova while the balance was borrowed against available capacity from the Company's four other properties encumbered by the line of credit with Regions Bank. Terra Nova consists of a 96,114 square foot retail building fully leased to two tenants.

On September 30, 2015, the Company acquired The Flats at Carrs Hill, a 138 unit, 316 bed residential building encompassing 135,896 square feet on a 14.3 acre site located in Athens, Georgia (the "Property"). The Company acquired the Property through RPT Flats at Carrs Hill, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $27,000,000, exclusive of closing costs. The Company funded the acquisition of the Property, including closing costs, with existing cash and by borrowing $27,000,000 under the Company's line of credit with Wells Fargo. Of the $27,000,000 borrowed, $13,570,962 was from existing borrowing capacity on previously acquired properties, while $13,429,038 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of September 30, 2015 was $57,500,000.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisitions on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)
Represents insurance and other property operating expenses that would have been incurred based on the historical operations of the properties and management's estimates. Also reflects real estate taxes based on the Company's purchase price.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(e)
Commercial buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis, and residential buildings and improvements are depreciated over a period of 5 to 27.5 years on a straight-line basis. Furniture and fixtures in residential buildings are depreciated of 7 years using the double declining balance method. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets and liabilities for the 2015 acquisition is preliminary and subject to adjustment by the Company.

(f)
Interest expense assumes the Regions Bank line of credit was refinanced by the Wells Fargo line of credit as of January 1, 2014 and includes (1) the Company's total borrowings of $57,500,000 allocated between the 2015

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(unaudited)

Acquisition and the 2014 Acquisitions at a rate of 1.87%, which is the rate of the one-month LIBOR plus a spread of 1.70% as of January 1, 2014, (2) line of credit unused fees pursuant to the Wells Fargo line of credit agreement, and (3) amortization of deferred financing costs over the term of the Wells Fargo line of credit.

(g)
Represents the fixed component of the advisory fees calculated at 1% of the net asset value of the Company's Class A and Class B shares at September 30, 2015 assuming all shares sold through September 30, 2015 were outstanding on January 1, 2014.

(h)	Weighted average shares outstanding was calculated assuming all shares sold through September 30, 2015 were outstanding on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 6, 2015